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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 13, 2003


                      NEW CENTURY MORTGAGE SECURITIES, INC.

            (as depositor under the Pooling and Servicing Agreement, dated as of March 1, 2003, providing for the issuance of
             Asset Backed Pass-Through Certificates, Series 2003-2)


                      New Century Mortgage Securities, Inc.
                      -------------------------------------

             (Exact name of registrant as specified in its charter)
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           Delaware                 333-72880                 33-0852169
           --------                 ---------                 ----------
(State or Other Jurisdiction       (Commission            (I.R.S. Employer
of Incorporation)                  File Number)           Identification Number)

18400 Von Karman, Suite 1000
Irvine, California                                               92612
------------------                                               -----
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (949) 863-7243
                                                     --------------

Item 5.          Other Events
                 ------------


Description of the Certificates and the Mortgage Pool

         As of the date hereof, New Century Mortgage Securities, Inc. (the "Registrant") has caused to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement to its Prospectus, dated March 11, 2003, in connection with the Registrant's issuance of a series of certificates, entitled New Century Home Equity Loan Trust, Series 2003-2, Asset Backed Pass-Through Certificates (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of March 1, 2003, among the Registrant as depositor, New Century Mortgage Corporation and Ocwen Federal Bank FSB as servicers and Deutsche Bank National Trust Company as trustee. The Certificates designated as the Series 2003-2 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four-family, first lien and second lien fixed-rate and adjustable-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

         Deutsche Bank Securities Inc. (the "Representative") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials," in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

         The Computational Materials have been provided by the Representative. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Computational Materials were prepared by the Representative at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.

Item 7.           Financial Statements and Exhibits
                  ---------------------------------


                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits



            Exhibit No.                     Description
            -----------                     -----------
              99.1                          Computational Materials (as defined in Item 5) that have been provided by Deutsche Bank Securities Inc. to certain
                                            prospective  purchasers of New Century Home Equity Loan
                                            Trust, Series 2003-2, Asset Backed Pass-Through
                                            Certificates.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 13, 2003

                                          NEW CENTURY MORTGAGE SECURITIES, INC.


                                          By: /s/ Patrick Flanagan
                                              ---------------------------------
                                          Name:   Patrick Flanagan
                                          Title:  President

                                                 Index to Exhibits




                                                                                                  Sequentially
    Exhibit No.                                  Description                                     Numbered Page
    -----------                                  -----------                                     -------------
        99.5          Computational Materials (as defined in Item 5) that have
                      been provided by Deutsche Bank Securities Inc. to
                      certain prospective purchasers of New Century Home
                      Equity Loan Trust, Series 2003-2, Asset Backed Pass-
                      Through Certificates.

                                  EXHIBIT 99.5

                                [FILED BY PAPER]